SECOND AMENDMENT

DATED AS OF FEBRUARY 19, 2013

TO THE MARKETING AGENT AGREEMENT

DATED AS OF OCTOBER 30, 2009, AS AMENDED JULY 30, 2012

AMENDMENT AGREEMENT (the “Amendment”) dated as of February 19, 2013 between ALPS DISTRIBUTORS, INC. (“ALPS”), UNITED STATES COMMODITY FUNDS LLC and UNITED STATES 12 MONTH NATURAL GAS FUND, LP (“US12NG”).

WITNESSETH

The parties have previously entered into that certain Marketing Agent Agreement dated as of October 30, 2009, as amended July 30, 2012 (the “Agreement”).  The parties have agreed to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, ALPS, USCF and US12NG hereby acknowledge and agree as follows:

1.   Amendment to the Agreement.  Upon execution of this Amendment by ALPS, USCF and US12NG, the Agreement shall be hereby amended as follows:

(a)   Section 4.3 of the Agreement, “Marketing Agent Fee” shall be amended by adding the following:

In no event will the Marketing Agent Fee exceed 10% of the gross proceeds of the Fund’s offering.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers or authorized representatives as of the day and year first above written.

UNITED STATES COMMODITY FUNDS LLC

By:	/s/ Howard Mah
Name: Howard Mah
Title: Management Director

UNITED STATES 12 MONTH NATURAL GAS FUND, LP

By: United States Commodity Funds LLC, as General Partner

By:	/s/ Howard Mah
Name: Howard Mah
Title: Management Director

ALPS DISTRIBUTORS, INC

By:	/s/ Thomas A. Carter
Name: Thomas A. Carter
Title: President

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